EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Abitibibowater Inc., et al., Debtor:	Chapter 11 Case No. 09-11296

Monthly Operating Report

For the Period April 16, 2009 to May 31, 2009

REQUIRED DOCUMENTS	Form No.
Debtors Consolidating Schedule of Receipts and Disbursements	MOR-1
Debtors Consolidating Schedule of Operating Receipts and Disbursements	MOR-1a
Schedule of Cash Disbursements by Debtor Entity	MOR-2
Schedule of Debtors Bank Account Book Balances	MOR-3
Schedule of Professional Fees Paid	MOR-4
Declaration Regarding the Reconciliation of the Debtors Bank Accounts	MOR-5
Debtors Consolidating Balance Sheet	MOR-6
Debtors Consolidating Statement of Operations	MOR-7
Declaration Regarding the Status of Post-Petition Taxes of the Debtors	MOR-8
Combined Listing of Post-Petition Aged Accounts Payable	MOR-9
Combined Listing of Aged Accounts Receivable	MOR-10
Summary of Debtors Post-Petition Inter-Company Receivables and Payables	MOR-11
Debtors Questionnaire	MOR-12
Supplement to Debtors Questionnaire	MOR-12a

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ William G. Harvey	June 30, 2009
Signature of Authorized Individual*	Date

William G. Harvey	Senior Vice President & Chief Financial Officer
Print Name of Authorized Individual	Title of Authorized Individual

*Authorized Individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Abitibibowater Inc., et al.,

NOTES TO THE MONTHLY OPERATING REPORT

1.

Background and Basis of Presentation: On April 16, 2009, Abitibibowater, Inc. (“ABI” or the “Company”) and certain of its U.S. and Canadian subsidiaries (collectively, the "Debtor Entities") filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the "U.S. Court") seeking relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code"). The following day, April 17, 2009, certain of the Company's Canadian subsidiaries also filed to reorganize (the "Canadian Petition") under the Companies' Creditors Arrangement Act ("CCAA") in the Superior Court of Justice in Canada, Province of Quebec, District of Montreal (the "Canadian Court"). Certain U.S. and Canadian legal entities, as well as some operations, ("Non-Debtor Affiliates") were not included in the Chapter 11 filings and will continue to operate outside of the Chapter 11 process.

The unaudited financial statements included herein include the accounts and results of operations of the U.S. filed debtors. The information contained in this Monthly Operating Report ("MOR") is provided to fulfill the reporting requirements set forth by the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment.

In accordance with U.S. generally accepted accounting principles (GAAP), the Company has applied American Institute of Certified Public Accountant's Statement of Position ("SOP") 90-7, "Financial Reporting by Entities in Reorganization under the Bankruptcy Code" ("SOP 90-7"), in preparing the financial statements. SOP 90-7 requires that the financial statements, for periods subsequent to the Chapter 11 filing, distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Accordingly, certain revenues, expenses (including professional fees), realized gains and losses and provisions for losses that are realized or incurred in the bankruptcy proceedings are recorded in reorganization items on the accompanying unaudited statements of operations. In addition, pre-petition obligations that may be impacted by the bankruptcy reorganization process have been classified on the unaudited balance sheet at May 31, 2009 as liabilities subject to compromise.

These financial statements are not intended to be prepared in conformity with U.S. GAAP, because they do not include all of the information and footnote disclosures required by U.S. GAAP for complete financial statements. The information contained in this MOR (a) has not been audited or reviewed by independent registered public accountants, (b) is limited to the time period indicated and (c) is not intended to reconcile to the consolidated financial statements filed by the Company in its Annual Report on Form 1O-K for the Year ended December 31, 2008 ("2008 Form 1O-K") filed with the Securities and Exchange Commission ("SEC") on April 30, 2009, or with consolidated financial statements in subsequently filed Quarterly Reports on Form 10-Q.

Preparation of the MOR requires management to make estimates and assumptions about future events that affect the reported amounts of assets, liabilities, revenues and expenses and disclosure of contingent assets and liabilities. The Company cannot determine future events and their effects with certainty, particularly while the Chapter 11 cases are proceeding. Therefore, the determination of estimates requires the exercise of judgment based on various assumptions, and other factors such as historical experience, current and expected economic conditions, and in some cases, actuarial calculations. The Company constantly reviews these significant factors and makes adjustments when appropriate.

The statement of operations and cash flows presented in the MOR for any interim period are not necessarily indicative of the results that may be expected for a full quarter, full year, or any future interim period. While every effort has been made to assure the accuracy and completeness of this MOR, errors or omissions may have inadvertently occurred and the Company reserves the right to amend the MOR as necessary. In particular, the Company is in the process of reconciling its pre-petition and post-petition liabilities, as well as its liabilities subject to compromise and not subject to compromise, and such amounts are subject to reclassification and/or adjustment in the future.

For the reasons discussed above, the Company cautions readers not to place undue reliance upon information contained in the MOR. For further information, refer to the Company's consolidated financial statements and footnotes included in its 2008 Form 10-K filed with the SEC on April 30, 2009 and other filings with the SEC.

2.

DIP Credit Facility: In connection with the commencement of the Chapter 11 proceedings, on April 16, 2009 the Company and certain of its affiliates filed a motion with the U.S. Court seeking approval to enter into a post petition credit agreement (the "DIP Credit Agreement"). On April 17, 2009, the U.S. Court granted interim approval of the DIP Credit Agreement. Final approval of the DIP Credit Agreement was granted by the U.S. Court on June 4, 2009.

The DIP Credit Agreement, as amended, provides for a term loan in the aggregate principal amount of up to USD $360,000,000 (consisting of a USD $166,000,000 for term loan borrowings of the US Borrowers, and a USD $40,000,000 term loan for borrowings of Bowater Canada ( the “Initial Loan”), plus subject to further approval from the Bankruptcy Court only after notice and a further hearing, an incremental USD $154,000,000 which may be advanced after the date of this order, (the Incremental Facility).

The use of proceeds under the DIP Credit Agreement may be used for (a) working capital; (b) other general corporate purposes of the Bowater Debtors; (c) payment of any related transaction costs, fees and expenses; (d) the payment of Adequate Protection Obligations; and (e) the costs of administration of these cases. On April 20th and 21st, the company drew down the current available amount of the DIP agreement.

3.

MOR-1 and MOR-1A: The detail presented in MOR-1 represents the total receipts and disbursements, taken directly from the debtors’ bank statements for the period April 16th, 2009 through May 31st 2009. The beginning and ending balances are also reported directly from the bank statements. Due to the nature of the debtor’s cash management system, the actual operating receipts and disbursement are captured within the numbers presented. MOR-1A breaks out the typical operating receipts and disbursements. Major categories of disbursements have been listed. The Company continues to refine the process by which items in the “Other” category are identified. These refinements will appear in subsequent month MORs.

4.	Significant Accounting Policies: The significant accounting policies are consistent with those listed in the Company's 2008 Form 10-K filed with the SEC on April 30, 2009.
5.

Liabilities Subject to Compromise: SOP 90-7 requires prepetition liabilities that are subject to compromise, to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise may be subject to future adjustments, depending on court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events. Certain accounts included in the liabilities subject to compromise may be entitled to administrative expense priority under section 503(b)(9) of the Bankruptcy Code. As of May 31, 2009, the components of liabilities subject to compromise consisted of:

Unsecured debt	$ 2,889,793,980

Accounts Payable	105,614,151

OPEB & Pension	480,958,322

Liabilities subject to compromise	$ 3,476,366,453

Under the Bankruptcy Code, the Debtors generally must assume or reject pre-petition executory contracts, including but not limited to real property leases, subject to the approval of the Bankruptcy Courts and certain other conditions. In this context, "assumption" means that the company agrees to perform its obligations and cure all existing defaults under the contract or lease, and "rejection" means that it is relieved from its obligations to perform further under the contract or lease, but is subject to a pre-petition claim for damages for the breach thereof subject to certain limitations. Any damages resulting from rejection of executory contracts that are permitted to be recovered under the Bankruptcy Code, will be treated as liabilities subject to compromise unless such claims were secured prior to the Petition Date.

Since the Petition Date, the Company has received Court approval to reject a number of leases and other executory contracts of various types. The Company is reviewing all of its executory contracts and unexpired leases to determine which additional contracts and leases it will reject. The Company expects that additional liabilities subject to compromise will arise due to rejection of executory contracts, including leases, and from the determination of the U.S. Court (or agreement by parties in interest) of allowed claims for contingencies and other disputed amounts. The Company also expects that the assumption of additional executory contracts and unexpired leases will convert certain of the liabilities shown on the accompanying financial statements as subject to compromise to post-petition liabilities. Due to the uncertain nature of many of the potential claims, the Company cannot project the magnitude of such claims with any degree of certainty.

In re: Abitibibowater Inc., et al., Debtor									Chapter 11 Case No. 09-11296
MOR-1
Debtors Consolidating Schedule of Receipts and Disbursements (1)
For the period of April 16, 2009 through May 31, 2009
(Dollars in Thousands)

	All Debtor's	AbitibiBowater Inc.	AbitibiBowater US Holding LLC	Donohue Corp.	Abitibi Consolidated Sales Corporation (ACSC)	Abitibi- Consolidated Alabama Corporation	Alabama River Newsprint Company (ARNC)	Abitibi- Consolidated Corporation	Augusta Woodlands, LLC	Tenex Data Inc.	Abitibi- Consolidated Finance LP
	Grand Totals	09-11296	09-11297	09-11298	09-11299	09-11300	09-11301	09-11302	09-11303	09-11304	09-11305
		No Accounts	No Accounts			No Accounts				No Accounts	No Accounts
Beginning Cash Balance	$ 55,793	$ -	$ -	$ 1	$ 23,145	$ -	$ 2,569	$ 134	$ 273	$ -	$ -

Total Cash Receipts	$ 3,111,037	$ -	$ -	$ -	$ 567,269	$ -	$ 671	$ 2,901	$ -	$ -	$ -

Total Cash Disbursements	$ (2,825,966)	$ -	$ -	$ -	$ (577,421)	$ -	$ (1,254)	$ (2,567)	$ -	$ -	$ -

Ending Cash Balance	$ 340,865	$ -	$ -	$ 1	$ 12,993	$ -	$ 1,986	$ 469	$ 273	$ -	$ -

	Bowater Newsprint South LLC	Bowater Newsprint South Operations LLC	Bowater Finance II, LLC	Bowater Alabama LLC	Coosa Pines Golf Club, LLC	Bowater Incorporated	Catawba Property Holdings LLC	Bowater Finance Company Inc.	Bowater South American Holdings, Inc.	Bowater America Inc. (BAI)	Lake Superior Forest Products Inc.
	09-11306	09-11307	09-11308	09-11309	09-11310	09-11311	09-11312	09-11314	09-11315	09-11316	09-11317
			No Accounts		No Accounts		No Accounts		No Accounts	No Accounts
Beginning Cash Balance	$ 1	$ 4	$ -	$ 230	$ -	$ 12,866	$ -	$ 3	$ -	$ -	$ 2

Total Cash Receipts	$ -	$ 58	$ -	$ 340	$ -	$ 2,306,573	$ -	$ -	$ -	$ -	$ 56

Total Cash Disbursements	$ (0)	$ (61)	$ -	$ (500)	$ -	$ (2,046,787)	$ -	$ (0)	$ -	$ -	$ -

Ending Cash Balance	$ 1	$ 1	$ -	$ 71	$ -	$ 272,652	$ -	$ 1	$ -	$ -	$ 58

In re: Abitibibowater Inc., et al., Debtor										Chapter 11 Case No. 09-11296
MOR-1 (Continued)
Debtors Consolidating Schedule of Receipts and Disbursements (1)
For the period of April 16, 2009 through May 31, 2009
(Dollars in Thousands)

	Bowater Canada Finance Corporation	Bowater Canadian Holdings Incorporated	AbitibiBowater Canada Inc.	Bowater Canadian Forest Products Inc.	Bowater Maritimes Inc.	Bowater LaHave Corporation	Bowater Canadian Limited	Bowater Nuway Inc.	Bowater Nuway Mid- States Inc.	Bowater Ventures Inc.	AbitibiBowater US Holding 1 Corp
	09-11319	09-11320	09-11321	09-11322	09-11324	09-11325	09-11326	09-11328	09-11329	09-11330	09-11331
									No Accounts		No Accounts
Beginning Cash Balance	$ 2	$ 3	$ 2	$ 15,348	$ 522	$ 46	$ 643	$ 1	$ -	$ 1	$ -

Total Cash Receipts	$ 15,003	$ -	$ -	$ 217,182	$ 917	$ -	$ 66	$ -	$ -	$ -	$ -

Total Cash Disbursements	$ (0)	$ (0)	$ (0)	$ (196,477)	$ (897)	$ (0)	$ (0)	$ (0)	$	$ (0)	$ -

Ending Cash Balance	$ 15,005	$ 2	$ 2	$ 36,052	$ 541	$ 45	$ 709	$ 1	$	$ 1	$ -

Notes:

(1)

The debtors accounting systems are designed to provide operating reports in accordance with GAAP. The accounting systems are not designed to produce reports that are consistent with the requirements of the U.S. Trustee. As a result, the information

(2)	Receipts and disbursements include all cash transactions from bank statements including all activity within the accounts of a Debtor, and activity to and from affiliated Debtors.

(3)	Cash receipts include proceeeds from the D.I.P. financing of $155.3 million in debtor #09-11311, and $40 million in debtor #09-11322.
(4)	MOR 1-a represents a the cash flow of the current operating accounts used by the Debtors, and excludes lockbox accounts, investment accounts, and ZBAs.

(5)	All amounts are stated in U.S. Dollars. Accounts normally stated in Canadian Dollars, British Pounds, or Euros have been converted to USD at May 31, 2009 foreign exchange rates.

In re: AbitibiBowater Inc., et al., Debtor									Chapter 11 Case No. 09-11296
MOR-1a
Debtors Consolidated Schedule of Receipts and Disbursements (1)
For the period of April 16, 2009 through May 31, 2009
(Dollars in Thousands)

	All Debtor's	AbitibiBowater Inc.	AbitibiBowater US Holding LLC	Donohue Corp.	Abitibi Consolidated Sales Corporation (ACSC)	Abitibi- Consolidated Alabama Corporation	Alabama River Newsprint Company (ARNC)	Abitibi- Consolidated Corporation	Augusta Woodlands, LLC	Tenex Data Inc.	Abitibi- Consolidated Finance LP
	Grand Totals	09-11296	09-11297	09-11298	09-11299	09-11300	09-11301	09-11302	09-11303	09-11304	09-11305
		No Accounts	No Accounts			No Accounts				No Accounts	No Accounts
Beginning Cash Balance	`	$ -	$ -	$ 1	$ 1	$ -	$ 78	$ 133	$ 273	$ -	$ -

Total Cash Receipts	$ 513,455	$ -	$ -	$ -	$ 88,077	$ -	$ 671	$ 749	$ -	$ -	$ -

Disbursements:
Payroll & Payroll Taxes	$ (64,645)				$ (6,101)
Non-Payroll Labor	$ (2,579)						$ (0)
Raw Materials	$ (52,343)						$ (0)
Utilities	$ (16,996)
Freight	$ (63,473)				$ (28,217)		$ (2)
SG&A	$ (10,444)				$ (1,910)		$ (67)
Supplies	$ (9,553)						$ (67)
Wire Transfers to 3rd Parties	$ (75,218)				$ (5,929)
Rent	$ (64)
Other (5)	$ (97,320)				$ (43,293)		$ (548)	$ (457)

Total Cash Disbursements	$ (392,635)	$ -	$ -	$ -	$ (85,450)	$ -	$ (685)	$ (457)	$ -	$ -	$ -

Ending Cash Balance	$ 141,726	$ -	$ -	$ 1	$ 2,629	$ -	$ 64	$ 425	$ 273	$ -	$ -

Notes:

(1)	MOR 1-a represents the cash flow of the current operating accounts used by the debtors and excludes lockbox accounts, investment accounts, and ZBAs.
(2)

MOR 1-a also excludes D.I.P. financing cash receipts of $155.7 million in debtor #09-11311 and $40.0 million in debtor #09-11322. Also MOR 1-a excludes $46.0 million of currency exchange transactions, and also excludes $37.6 million of inter-company cash settlements.

(3)

The debtors' accounting systems are designed to provide operating reports in accordance with GAAP. The accounting systems are not designed to produce reports that are consistent with the requirements of the U.S. Trustee. As a result, the information presented in this schedule was prepared using bank account statements as supplied to the debtors from the banks. The numbers presented in the cash flow are subject to change as additional information is made available. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments.

(4)	All amounts are stated in U.S. Dollars. All accounts normally stated in Canadian Dollars, British Pounds, or Euros have been converted to USD at May 31, 2009 foreign exchange rates.
(5)	The amounts listed in Other are in the process of still being identified so in the future they can be accurately shown in one of the existing disbursement categories.

In re: AbitibiBowater Inc., et al., Debtor									Chapter 11 Case No. 09-11296
MOR-1a (continued)
Debtors Consolidated Schedule of Receipts and Disbursements (1)
For the period of April 16, 2009 through May 31, 2009
(Dollars in Thousands)

	Bowater Newsprint South LLC	Bowater Newsprint South Operations LLC	Bowater Finance II, LLC	Bowater Alabama LLC	Coosa Pines Golf Club, LLC	Bowater Incorporated	Catawba Property Holdings LLC	Bowater Finance Company Inc.	Bowater South American Holdings, Inc.	Bowater America Inc. (BAI)	Lake Superior Forest Products Inc.
	09-11306	09-11307	09-11308	09-11309	09-11310	09-11311	09-11312	09-11314	09-11315	09-11316	09-11317
			No Accounts		No Accounts		No Accounts		No Accounts	No Accounts
Beginning Cash Balance	$ 1	$ 1	$ -	$ 230	$ -	$ 6,591	$ -	$ 3	$ -	$ -	$ 1

Total Cash Receipts	$ -	$ 58	$ -	$ 340	$ -	$ 274,216	$ -	$ -	$ -	$ -	$ 56

Disbursements:
Payroll & Payroll Taxes						$ (37,402)
Non-Payroll Labor				$ (62)		$ (1,727)
Raw Materials						$ (37,405)
Utilities						$ (16,916)
Freight				$ (62)		$ (19,086)
SG&A	$ (0)			$ (9)		$ (2,324)
Supplies				$ (178)		$ (7,295)
Wire Transfers to 3rd Parties						$ (38,669)
Rent				$ (39)
Other (5)		$ (61)		$ (150)		$ (28,333)

Total Cash Disbursements	$ (0)	$ (61)	$ -	$ (500)	$ -	$(189,158)	$ -	$ -	$ -	$ -	$ 1

Ending Cash Balance	$ 1	$ 1	$ -	$ 71	$ -	$ 91,650	$ -	$ 3	$ -	$ -	$ 58

Notes:

(1)	MOR 1-a represents the cash flow of the current operating accounts used by the debtors and excludes lockbox accounts, investment accounts, and ZBAs.
(2)

MOR 1-a also excludes D.I.P. financing cash receipts of $155.7 million in debtor #09-11311 and $40.0 million in debtor #09-11322. Also MOR 1-a excludes $46.0 million of currency exchange transactions, and also excludes $37.6 million of inter-company cash settlements.

(3)

The debtors' accounting systems are designed to provide operating reports in accordance with GAAP. The accounting systems are not designed to produce reports that are consistent with the requirements of the U.S. Trustee. As a result, the information presented in this schedule was prepared using bank account statements as supplied to the debtors from the banks. The numbers presented in the cash flow are subject to change as additional information is made available. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments.

(4)	All amounts are stated in U.S. Dollars. All accounts normally stated in Canadian Dollars, British Pounds, or Euros have been converted to USD at May 31, 2009 foreign exchange rates.
(5)	The amounts listed in Other are in the process of still being identified so in the future they can be accurately shown in one of the existing disbursement categories.

In re: AbitibiBowater Inc., et al., Debtor									Chapter 11 Case No. 09-11296
MOR-1a (continued)
Debtors Consolidated Schedule of Receipts and Disbursements (1)
For the period of April 16, 2009 through May 31, 2009
(Dollars in Thousands)

	Bowater Canada Finance Corporation	Bowater Canadian Holdings Incorporated	AbitibiBowater Canada Inc.	Bowater Canadian Forest Products Inc.	Bowater Maritimes Inc.	Bowater LaHave Corporation	Bowater Canadian Limited	Bowater Nuway Inc.	Bowater Nuway Mid- States Inc.	Bowater Ventures Inc.	AbitibiBowater US Holding 1 Corp
	09-11319	09-11320	09-11321	09-11322	09-11324	09-11325	09-11326	09-11328	09-11329	09-11330	09-11331
									No Accounts		No Accounts
Beginning Cash Balance	$ 2	$ 3	$ 1	$ 12,371	$ 522	$ 46	$ 643	$1	$ -	$ 1	$ -

Total Cash Receipt	$ 2	$ -	$ -	$ 148,302	$ 917	$ -	$ 66	$ -	$ -	$ -	$ -

Disbursements:
Payroll & Payroll Taxes				$ (21,125)	$ (17)
Non-Payroll Labor				$ (790)
Raw Materials				$ (14,938)
Utilities				$ (80)
Freight				$ (16,106)
SG&A	$ (0)	$ (0)	$ (0)	$ (6,130)		$ (0)	$ (0)	$ (0)		$ (0)
Supplies				$ (2,014)
Wire Transfers to 3rd Parties				$ (30,619)
Rent				$ (25)
Other (5)				$ (23,600)	$ (880)

Total Cash Disbursements	$ (0)	$ (0)	$ (0)	$ (115,426)	$ (897)	$ (0)	$ (0)	$ (0)	$ -	$ (0)	$ -

Ending Cash Balance	$ 4	$ 2	$ 2	$ 45,246	$ 541	$ 45	$ 709	$ 0	$ -	$ 1	$ -

Notes:

(1)	MOR 1-a represents the cash flow of the current operating accounts used by the debtors and excludes lockbox accounts, investment accounts, and ZBAs.
(2)

MOR 1-a also excludes D.I.P. financing cash receipts of $155.7 million in debtor #09-11311 and $40.0 million in debtor #09-11322. Also MOR 1-a excludes $46.0 million of currency exchange transactions, and also excludes $37.6 million of inter-company cash settlements.

(3)

The debtors' accounting systems are designed to provide operating reports in accordance with GAAP. The accounting systems are not designed to produce reports that are consistent with the requirements of the U.S. Trustee. As a result, the information presented in this schedule was prepared using bank account statements as supplied to the debtors from the banks. The numbers presented in the cash flow are subject to change as additional information is made available. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments.

(4)	All amounts are stated in U.S. Dollars. All accounts normally stated in Canadian Dollars, British Pounds, or Euros have been converted to USD at May 31, 2009 foreign exchange rates.
(5)	The amounts listed in Other are in the process of still being identified so in the future they can be accurately shown in one of the existing disbursement categories.

In re: Abitibibowater Inc., et al., Debtor:	Chapter 11 Case No. 09-11296

MOR-2

Schedule of Cash Disbursements by Debtor Entity

(Dollars in Thousands)

Debtor Entity	Notes	Bankruptcy Case Number	Disbursements for the Period April 16, 2009 to May 31, 2009 (1)
AbitibiBowater Inc.	(2)	09-11296	$ 0
AbitibiBowater US Holding LLC	(2)	09-11297	$ 0
Donohue Corp.	(2)	09-11298	$ 0
Abitibi Consolidated Sales Corporation (ACSC)		09-11299	$ 85,450
Abitibi-Consolidated Alabama Corporation	(2)	09-11300	$ 0
Alabama River Newsprint Company (ARNC)		09-11301	$ 685
Abitibi-Consolidated Corporation		09-11302	$ 457
Augusta Woodlands, LLC	(2)	09-11303	$ -
Tenex Data Inc.	(2)	09-11304	$ -
Abitibi-Consolidated Finance LP	(2)	09-11305	$ -
Bowater Newsprint South LLC	(2)	09-11306	$ -
Bowater Newsprint South Operations LLC		09-11307	$ 0
Bowater Finance II, LLC	(2)	09-11308	$ 61
Bowater Alabama LLC		09-11309	$ 500
Coosa Pines Golf Club, LLC	(2)	09-11310	$ -
Bowater Incorporated		09-11311	$ 189,158
Catawba Property Holdings LLC	(2)	09-11312	$ -
Bowater Finance Company, Inc.	(2)	09-11314	$ -
Bowater South American Holdings, Inc.	(2)	09-11315	$ -
Bowater America Inc. (BAI)	(2)	09-11316	$ -
Lake Superior Forest Products Inc.	(2)	09-11317	$ -
Bowater Canada Finance Corporation	(2)	09-11319	$ 0
Bowater Canadian Holdings Incorporated	(2)	09-11320	$ 0
AbitibiBowater Canada Inc.	(2)	09-11321	$ 0
Bowater Canadian Forest Products Inc.		09-11322	$ 115,426
Bowater Maritimes Inc.		09-11324	$ 897
Bowater LaHave Corporation	(2)	09-11325	$ 0
Bowater Canadian Limited	(2)	09-11326	$ 0
Bowater Nuway Inc.	(2)	09-11328	$ 0
Bowater Nuway Mid-States Inc.	(2)	09-11329	$ -
Bowater Ventures Inc.	(2)	09-11330	$ 0
AbitibiBowater US Holding 1 Corp	(2)	09-11331	$ -
		Total Disbursements	$ 392,635

Notes:

(1)

Disbursement amounts in the main operating accounts include all payments issued during the period, excluding inter-company cash settlements of $37.6 million, and $46.0 million in currency exchange. Also, transfers between bank accounts are not included.

(2)	Indicates Debtor entities that have no disbursements or have disbursements of $500 or less to report during the period.

In re: Abitibibowater Inc., et al., Debtor:	Chapter 11 Case No. 09-11296

MOR-3

Schedule of Debtors Bank Account Balances

(Dollars in Thousands)

Case #		Debtor Entity	Bank Name	Bank Account Ending In:	Curr $	Bank Balance @ May 31, 2009
09	11298	Donohue Corp (DNC)	Bank of America	6296	USD	$ 1
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	1568	USD	$ 9,244
09	11299	Abitibi Cons Sales Corp (ACSC)	Citibank	7095	USD	$ 1,109
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	1576	USD	$ 4
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	6171	USD	$ 77
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	2316	USD	$ (0)
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	2696	USD	$ 2,558
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	0862	USD	$ -
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	0870	USD	$ -
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	3463	USD	$ -
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	6598	USD	$ -
09	11301	Alabama River Newsprint Company	Regions	8852	USD	$ 908
09	11301	Alabama River Newsprint Company	Regions	6609	USD	$ 1,075
09	11301	Alabama River Newsprint Company	Regions	2789	USD	$ 3
09	11301	Alabama River Newsprint Company	Regions	5391	USD	$ 1
09	11302	Abitibi-Consolidated Corporation	Bank of America	6482	USD	$ 44
09	11302	Abitibi-Consolidated Corporation	Bank of America	9128	USD	$ 2
09	11302	Abitibi-Consolidated Corporation	Bank of America	2704	USD	$ -
09	11302	Abitibi-Consolidated Corporation	Bank of America	8511	USD	$ 3
09	11302	Abitibi-Consolidated Corporation	Bank of America	0430	USD	$ 329
09	11302	Abitibi-Consolidated Corporation	Bank of America	0429	USD	$ 16
09	11302	Abitibi-Consolidated Corporation	Bank of America	7832	USD	$ 56
09	11302	Abitibi-Consolidated Corporation	Bank of America	9656	USD	$ 0
09	11302	Abitibi-Consolidated Corporation	Bank of America	2388	USD	$ 19
09	11303	Augusta Woodlands LLC	Wachovia	7669	USD	$ 273
09	11306	Bowater Newsprint South LLC	Wachovia	7229	USD	$ 1
09	11307	Bowater Newsprint South Ops (BNSO)	Union Planters	9429	USD	$ 1
09	11309	Bowater Alabama (BALI)	Coosa Pines Federal Credit Union	2022	USD	$ 71
09	11311	Bowater Incorporated (BI)	Wachovia	9066	USD	$ 207,312
09	11311	Bowater Incorporated (BI)	Wachovia London	8036	GBP	$ 6,636
09	11311	Bowater Incorporated (BI)	Wachovia London	8166	EUR	$ 3,727
09	11311	Bowater Incorporated (BI)	Bank of America	2618	USD	$ 2,289
09	11311	Bowater Incorporated (BI)	Wells Fargo	0687	USD	$ 228
09	11311	Bowater Incorporated (BI)	Bank of New York	3002	USD	$ (1)
09	11311	Bowater Incorporated (BI)	AM South	3536	USD	$ 41
09	11311	Bowater Incorporated (BI)	BB&T	1324	USD	$ 155
09	11311	Bowater Incorporated (BI)	SunTrust	1261	USD	$ 42
09	11311	Bowater Incorporated (BI)	JPMorgan Chase	4478	USD	$ 37
09	11311	Bowater Incorporated (BI)	BB&T	6446	USD	$ 25
09	11311	Bowater Incorporated (BI)	SunTrust	4394	USD	$ 69
09	11311	Bowater Incorporated (BI)	Wachovia London	8026	USD	$ 1

In re: Abitibibowater Inc., et al., Debtor:	Chapter 11 Case No. 09-11296

MOR-3 (continued)

Schedule of Debtors Bank Account Balances

(Dollars in Thousands)

Case #		Debtor Entity	Bank Name	Bank Account Ending In:	Curr $	Bank Balance @ May 31, 2009
09	11311	Bowater Incorporated (BI)	Bank of America	5097	USD	$ -
09	11311	Bowater Incorporated (BI)	Wachovia	7224	USD	$ 2
09	11311	Bowater Incorporated (BI)	Arrowpoint Fed CU	2195	USD	$ 0
09	11311	Bowater Incorporated (BI)	Carolina First Investment	3946	USD	$ 46,246
09	11311	Bowater Incorporated (BI)	Carolina First	2882	USD	$ 183
09	11314	Bowater Finance Company Inc.	Wachovia	7062	USD	$ 1
09	11317	Lake Superior Forest Products Inc.	Bank of America	1105	USD	$ 58
09	11319	Bowater Canada Finance Corporation	Wachovia	7892	USD	$ 15,002
09	11319	Bowater Canada Finance Corporation	Wachovia	9074	USD	$ 2
09	11319	Bowater Canada Finance Corporation	Wachovia	7143	USD	$ 1
09	11320	Bowater Canadian Holdings Incorporated	Wachovia	9382	USD	$ 2
09	11321	AbitibiBowater Canada Inc.	Wachovia	7711	USD	$ 2
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	0135	USD	$ 21,284
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	2181	CAD	$ 5,689
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	0811	CAD	$ 12
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	5945	CAD	$ -
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	8603	CAD	$ -
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	8611	CAD	$ -
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	5990	USD	$ 870
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	9511	CAD	$ 1,080
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	7609	CAD	$ 314
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	1445	USD	$ 849
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	2392	USD	$ 234
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	4845	USD	$ 97
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of America	0351	USD	$ 619
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	6782	CAD	$ 2,888
09	11322	Bowater Canadian Forest Products (BCFPI)	Banque Nationale du Canada	0027	CAD	$ 84
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	8039	CAD	$ -
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	3089	CAD	$ 385
09	11322	Bowater Canadian Forest Products (BCFPI)	Wachovia	9531	USD	$ 2
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Nova Scotia- Maniwaki Ops	5412	CAD	$ 0
09	11322	Bowater Canadian Forest Products (BCFPI)	Wachovia London	8036	GBP	$ 705
09	11322	Bowater Canadian Forest Products (BCFPI)	Lloyds of London	2394	GBP	$ 359
09	11324	Bowater Maritime Inc (DAL)	Bank of Montreal	5982	USD	$ 42
09	11324	Bowater Maritime Inc (DAL)	Bank of Montreal	5889	CAD	$ 545
09	11325	Bowater LaHave Corporation	Wachovia	6638	USD	$ 45
09	11326	Bowater Canadian Limited	CIBC	5917	CAD	$ 20
09	11326	Bowater Canadian Limited	CIBC	6918	CAD	$ 753
09	11328	Bowater Nuway Inc (BEN)	Wachovia	6806	USD	$ 1
09	11330	Bowater Ventures Inc	Wachovia	9612	USD	$ 1

In re: Abitibibowater Inc., et al., Debtor:	Chapter 11 Case No. 09-11296

MOR-4

Schedule of Professional Fees and Expenses Paid

For the Period April 16, 2009 to May 31, 2009

NONE

In re: Abitibibowater Inc., et al., Debtor:	Chapter 11 Case No. 09-11296

MOR-5

Declaration Regarding the Reconciliation of the Debtors’ Bank Accounts

As of May 31, 2009

William G. Harvey hereby declares under penalty of perjury:

•

I am the Senior Vice President and Chief Financial Officer for Abitibibowater Inc, et at., the above-captioned debtors and debtors in possession (collectively, the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business, affairs and books and records.

•	I am authorized to submit this Declaration of behalf of the Debtors.

•	I hereby certify that the Debtor and all affiliated Debtors are reconciled on a regular and timely basis.

Dated: June 30, 2009	Respectfully submitted,
/s/ William G. Harvey
By: William G. Harvey Title: Senior Vice President Chief Financial Officer

In re: Abitibibowater Inc., et al., Debtor:	Chapter 11 Case No. 09-11296

MOR-6

Debtor Consolidating Balance Sheet

As of May 31, 2009

	AbitibiBowater Inc.	AbitibiBowater US Holding LLC	Donohue Corp.	Abitibi Consolidated Sales Corporation	Abitibi- Consolidated Alabama Corporation	Alabama River Newsprint Company	Abitibi- Consolidated Corporation	Augusta Woodlands, LLC	Tenex Data Inc.	Abitibi- Consolidated Finance LP
	09-11296	09-11297	09-11298	09-11299	09-11300	09-11301	09-11302	09-11303	09-11304	09-11305
ASSETS
Cash and Cash Equivalents	$ -	$ -	$ 568	$ 10,565,091	$ -	$ 1,955,993	$ (625,863)	$ 273,430	$ -	$ 51,117
Receivables - Net	$ -	$ -	$ -	$ 132,438	$ 4,452,534	$ 392,041	$ 7,544,695	$ -	$ -	$ -
Inventories	$ -	$ -	$ -	$ 48,795,822	$ -	$ 7,891,848	$ 2,015,222	$ -	$ -	$ -
Prepaid Expense and Other	$ 256,570	$ -	$ -	$ (506,813)	$ -	$ 853,000	$ (32,386)	$ -	$ -	$ -
Notes Receivable from Affiliates	$ 379,757,776	$ -	$ 499,163,279	$ 268,284,065	$ -	$ -	$ 92,000,000	$ -	$ -	$ 36,309,799
Income Tax Receivable	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Deferred Income Taxes	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Current Assets	$ 380,014,346	$ -	$ 499,163,279	$ 327,270,603	$ 4,452,534	$ 11,092,882	$ 100,901,668	$ 273,430	$ -	$ 36,360,916

Plant and Equipment	$ -	$ -	$ -	$ 8,958,057	$ 898,483	$ 437,398,966	$ 529,692,019	$ 24,877	$ -	$ -
Less Accumulated Depreciation	$ -	$ -	$ -	$ 6,669,288)	$ (898,483)	$ (274,564,706)	$ (493,203,797)	$ -	$ -	$ -
Plant and Equipment - Net	$ -	$ -	$ -	$ 2,288,769	$ -	$ 162,834,260	$ 36,488,222	$ 24,877	$ -	$ -

Goodwill/Intangible Assets	$ -	$ -	$ -	$ 46,733	$ -	$ -	$ 52,884	$ -	$ -	$ -
Investment in Subsidiaries	3,151,234,500	$ 688,900,001	$1,257,832,309	$ 354,938,998	$221,189,750	$ -	$ 31,483,052	$ -	$ -	$ -
Other Assets	12,758,957	$ -	$ -	$ 17,181,715	$ -	$ -	$ 32,950,168	$ -	$ -	$ -
Total Assets	3,544,007,803	$ 688,900,001	$1,756,996,156	$ 701,726,818	$225,642,284	$ 173,927,142	$ 201,875,994	$ 298,307	$ -	$ 36,360,916

LIABILITIES AND SHAREHOLDERS' EQUITY
Trade Accounts Payable	$ -	$ -	(236,787)	$ 6,210,260	$ (4,302,873)	$ (7,151)	$ 4,610,117	$ (2)	$ -	$ -
Accrued Liabilites	$ 2,457,472	$ -	$ (40,990,249)	$ 72,974,066	$ 2,741	$ 15,161,639	$ 6,387,546	$ -	$ -	$ -
Current Portion of Long Term Debt	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Due to (from) Affiliates	$ 71,212,357	$ -	$ 35,670,858	$(1,814,068,067)	$ (12,470,997)	$ -	$ 314,054,997	$ (4,371,680)	$ -	$ -
Income Tax Payable (Receivable)	$ (30,739,868)	$ (11,987,501)	$ 8,568,264	$ 14,105,093	$ (3,999,490)	$ -	$ (29,724,923)	$ (17,890)	$ -	$ -
Total Current Liabilities	$ 42,929,961	$ (11,987,501)	$ 3,012,086	$(1,720,778,648)	$ (20,770,619)	$ 15,154,488	$ 295,327,737	$ (4,389,572)	$ -

Long Term Debt	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Reclassification to Current Portion	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Long Term Debt Net of Current Installments	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Loans from Affiliates	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Other Liabilities	$ (2)	$ -	$ 1	$ 419,957	$ -	$ 456,908	$ 130,794,923	$ -	$ -	$ (1)
Deferred Income Taxes (Assets)	$ (1,670,339)	$ (11,797,935)	$ (8,927,186)	$ (41,114,383)	$ 26,782,890	$ -	$ (202,989,475)	$ -	$ -	$ -
Liabilities Subject to Compromise
Debt	$ 296,279,094	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 7,841,810
Affiliate Debt	$ 725,156,300	$ 790,291,273	$ -	$ 452,468,669	$253,247,307	$ -	$ -	$ -	$ -	$ 130,252
Accounts Payable	$ -	$ -	$ 236,787	$ 7,359,1281	$ -	$ 1,683,779	$ 4,006,583	$ -	$ -	$ -
Other	$ -	$ -	$ -	$ 21,813,064	$ -	$ 3,764,212	$ 11,099,295	$ -	$ -	$ -
Total Liabilities	$ 1,062,695,014	$ 766,505,837	$ (5,678,312)	$(1,279,832,160)	$259,259,578	$ 21,059,387	$ 238,239,063	$ (4,389,572)	$ -	$ (6,196,478)

Shareholder Equity - Net	$ 2,481,312,789	$ (77,605,836)	$1,762,674,468	$ 1,981,558,978	$ (33,617,294)	$ 152,867,755	$ (36,363,069)	$ 4,687,879	$ -	$ 42,557,394

Total Liabilities and Shareholders' Equity	$ 3,544,007,803	$ 688,900,001	$1,756,996,156	$ 701,726,818	$225,642,284	$ 173,927,142	$ 201,975,994	$ 298,307	$ -	$ 36,360,916

NOTE: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee. All information is unaudited and subject to further adjustment.

In re: Abitibibowater Inc., et al., Debtor:	Chapter 11 Case No. 09-11296

MOR-6 (continued)

Debtor Consolidating Balance Sheet

As of May 31, 2009

	Bowater Newsprint South LLC	Bowater Newsprint South Operations LLC	Bowater Finance II LLC	Bowater Alabama LLC	Coosa Pines Golf Club LLC	Bowater Incorporated	Catawba Property Holdings LLC	Bowater Finance Company Inc.	Bowater South American Holdings Inc.	Bowater America Inc.	Lake Superior Forest Products Inc.
	09-11306	09-11307	09-11308	09-11309	09-11310	09-11311	09-11312	09-11314	09-11315	09-11316	09-11317
ASSETS
Cash and Cash Equivalents	$ -	$ 3,870	$ -	$ 72,830	$ -	$ 275,205,646	$ -	$ 2,714	$ -	$ -	$ 45,096
Receivables - Net	$ -	$ 9,551,886	$ -	$ 3,255,461	$ -	$ 105,851,150	$ -	$ -	$ -	$ 124,922,462	$ -
Inventories	$ -	$ 10,006,165	$ -	$ 47,283,605	$ -	$ 109,577,966	$ -	$ -	$ -	$ 3,444,674	$ -
Prepaid Expense and Other	$ -	$ 135,944	$ -	$ 3,691,392	$ -	$ 36,727,966	$ -	$ -	$ -	$ -	$ -
Notes Receivable from Affiliates	$ -	$ -	$ -	$ -	$ -	$ 1,257,094,712	$ -	$ 30,060,355	$ -	$ -	$ -
Income Tax Receivable	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Deferred Income Taxes	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Current Assets	$ -	$ 19,697,865	$ -	$ 54,303,288	$ -	$ 1,784,457,440	$ -	$ 30,063,069	$ -	$ -	$ 45,096

Plant and Equipment	$ -	$ 75,789,653	$ -	$ 466,016,027	$ 1,792,022	$ 2,732,063,135	$ -	$ -	$ -	$ 3,403,000	$ -
Less Accumulated Depreciation	$ -	$(180,270,495)	$ -	$(195,399,095)	$(1,532,014)	$(1,994,180,982)	$ -	$ -	$ -	$ (3,403,000)	$ -
Plant and Equipment - Net	$ -	$ 195,519,158	$ -	$ 270,616,943	$ 260,008	$ 737,882,153	$ -	$ -	$ -	$ -	$ -
$ -
Goodwill/Intangible Assets	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 9,100,000	$ -
Investment in Subsidiaries	$ -	$ -	$ -	$ -	$ -	$ 2,644,014,429	$ -	$ (3,010,119)	$ -	$ 10,259,164	$ 93,928,061
Other Assets	$ -	$ 139,443	$ -	$ -	$ -	$ 54,889,838	$ -	$ -	$ -	$ -	$ -
Total Assets	$ -	$ 215,356,466	$ -	$324,920,200	$ 260,008	$ 5,221,243,860	$ -	$ 27,052,950	$ -	$ 147,726,300	$ 93,973,157

LIABILITIES AND SHAREHOLDERS' EQUITY
Trade Accounts Payable	$ (2,605,999)	$ 1,772,976	$ -	$ 732,196	$ -	$ 20,860,051	$ -	$ -	$ -	$ -	$ -
Accrued Liabilites	$ -	$ 4,709,134	$ -	$ 14,530,904	$ 11,600	$ 79,081,774	$ -	$ -	$ -	$ 4,384,515	$ (11,980,000)
Current Portion of Long Term Debt	$ -	$ -	$ -	$ -	$ -	$ 163,940,000	$ -	$ -	$ -	$ -	$ -
Due to (from) Affiliates	$ 20,800,000	$ 24,081,629	$ -	$(138,812,149)	$ (233,894)	$ (513,910,384)	$ -	$ (11,188)	$ -	$ 728,767,039	$ 77,530,184
Income Tax Payable (Receivable)	$ -	$ -	$ -	$ -	$ -	$ 44,215,037	$ -	$ -	$ -	$ -	$ -
Total Current Liabilities	$ 18,194,001	$ 30,563,739	$ -		$ (222,294)	$ (205,813,522)	$ -	$ (11,188)	$ -	$ 733,151,554	$ 65,550,184

Long Term Debt	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Reclassification to Current Portion	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Long Term Debt Net of Current Installments	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Loans from Affiliates	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Other Liabilities	$ 2,000,000	$ -	$ -	$ 773,567	$ (1)	$ 31,114,508	$ -	$ (1)	$ -	$ -	$ 1
Deferred Income Taxes (Assets)	$ 77,447,000	$ (5,396,946)	$ -	$ 57,051,055	$ (55,865)	$ 4,765,141	$ -	$ -	$ -	$ 3,708,399	$ 10,063,421
Liabilities Subject to Compromise
Debt	$ -	$ 4,632,100	$ -	$ -	$ -	$ 1,607,060,613	$ -	$ -	$ -	$ -	$ -
Affiliate Debt	$ -	$ -	$ -	$ -	$ -	$ 515,392,561	$ -	$ -	$ -	$ -	$ -
Accounts Payable	$ 2,605,999	$ -	$ -	$ 14,899,313	$ -	$ 39,352,470	$ -	$ -	$ -	$ -	$ -
Other	$ -	$ 7,885,246	$ -	$ 60,619,871	$ -	$ 269,370,144	$ -	$ -	$ -	$ -	$ -
Total Liabilities	$ 100,247,000	$ 37,684,139	$ -	$ 9,794,757	$ (278,160)	$ 2,261,241,914	$ -	$ (11,189)	$ -	$ 736,859,953	$ 75,613,606

Shareholder Equity - Net	$(100,247,000)	$ 177,672,327	$ -	$ 315,125,463	$ 538,168	$ 2,960,001,945	$ -	$ 27,064,139	$ -	$(589,133,653	$ 18,359,551

Total Liabilities and Shareholders' Equity	$ -	$ 215,356,466	$ -	$ 324,920,220	$ 260,008	$ 5,221,243,860	$ -	$ 27,052,950	$ -	$ 147,726,300	$ 93,973,157

NOTE: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee. All information is unaudited and subject to further adjustment.

In re: Abitibibowater Inc., et al., Debtor:	Chapter 11 Case No. 09-11296

MOR-6 (continued) Debtor Consolidating Balance Sheet As of May 31, 2009

	Bowater Canada Finance Corporation	Bowater Canadian Holdings Incorporated	AbitibiBowater Canada Inc.	Bowater Canadian Forest Products Inc.	Bowater Maritimes Inc.	Bowater LaHave Corporation	Bowater Canadian Limited	Bowater Nuway Inc.	Bowater Nuway Mid- states Inc.	Bowater Ventures Inc.	Abitibi Bowater US Holding 1 Corp.	Grand Total
	09-11319	09-11320	09-11321	09-11322	09-11324	09-11325	09-11326	09-11328	09-11328	09-11330	09-11331
ASSETS
Cash and Cash Equivalents		$ 13,868	$ 2,197	$ 32,847,889	$ 551,769	$ 45,530	$ 708,742	$ 1,268	$ -	$ 1,632	$ -	$ 336,725,336
Receivables - Net	$ 15,001,949	$ -	$ -	$ 94,740,398	$ 139,005		$ -	$ -	$ (13,896)	$ -	$ -	$ 350,968,174
Inventories	$ -	$ -	$ -	$ 110,717,410	$ 234,849	$ -	$ -	$ 37,097	$ 341,578	$ -	$ -	$ 340,346,236
Prepaid Expense and Other	$ -	$ -	$ -	$ 15,195,180	$ -	$ -	$ -	$ 55,000	$ 94,022	$ -	$ -	$ 56,469,875
Notes Receivable from Affiliates	$ -	$ 47,384,048	$ -	$ 470,924,118	$ -	$ -	$ -	$ 483,363,744	$ -	$ -	$ -	$ 3,564,341,896
Income Tax Receivable	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Deferred Income Taxes	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Current Assets		$ 47,397,916	$ 2,197	$ 724,424,995	$ 925,623	$ 45,530	$ 708,742	$483,457,109	$ 421,704	$ 1,632	$ -	$ 4,648,851,517
$ -
Plant and Equipment	$ -	$ -	$ -	$ 1,686,849,163	$ 6,909,478	$ -	$ -	$ 363,434	$ 23,243,694	$ -	$ -	$ 6,273,402,008
Less Accumulated Depreciation	$ -	$ -	$ -	$(1,013,965,695)	$ (1,746,740)	$ -	$ -	$ (160,481)	$(18,322.325)	$ -	$ -	$ (4,184,317,101)
Plant and Equipment - Net	$ -	$ -	$ -	$ 672,883,468	$ 5,162,738	$ -	$ -	$ 202,953	$ 4,921,369	$ -	$ -	$ 2,089,084,907

Goodwill/Intangible Assets	$ -	$ -	$ -	$ 46,889,000	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 56,098,617
Investment in Subsidiaries	$ 818,915,952	$2,789,245,026	$1,641,734,410	$ 967,621,734	$ -	$ -	$7,132,489	$ 5,100,000	$ -	$ 820,283	$ -	$ 14,761,149,348
Other Assets	$ 1,225,459	$ -	$ -	$ 80,816,125	$ 9,606,341	$79,809,309	$ -	$ -	$ -	$ -	$ -	$ 209,568,046
Total Assets	$ 835,143,360	$2,836,642,942	$1,641,736,607	$ 2,492,645,322	$ 15,694,702	$79,809,309	$7,841,231	$488,760,062	$ 5,343,073	$ 821,915	$ -	$ 21,764,752.435

LIABILITIES AND SHAREHOLDERS' EQUITY
Trade Accounts Payable	$ -	$ -	$ -	$ 4,013,083	$ (851,764)	$ -	$ -	$ (65,844)	$ (27,692)	$ (213,841)	$ -	$ 29,886,730
Accrued Liabilites	$ -	$ (348,885)	$ 5,585	$ 95,470,630	$ 3,330,757	$ -	$ -	$ 423,375	$ 345,884	$ -	$ -	$ 245,958,488
Current Portion of Long Term Debt	$ -	$ -	$ -	$ 42,060,000	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 206,000,000
Due to (from) Affiliates	$ 15,457,837	$ 794,168	$ 5,675,750	$ (380,220,852)	$ 50,437,125	$ -	$ 13,743	$ (2,572,302)	$ 72,924,591	$ 128,110	$ -	$(1,463,209,664)
Income Tax Payable (Receivable)	$ -	$ (1)	$ -	$ 229,059	$ 10,277	$ -	$ 110,645	$ -	$ -	$ -	$ -	$ (9,231,298)
Total Current Liabilities	$ 15,457,837	$ 445,282	$ 5,681,335	$ (238,448,080)	$ 52,926,395	$ -	$ 124,388	$ (2,214,771)	$ 73,243,783	$ (85,731)	$ -	$ (990,676,744)

Long Term Debt	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Reclassification to Current Portion	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Long Term Debt Net of Current Installments	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Loans from Affiliates	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Other Liabilities	$ (3)	$ (2)	$ (2)	$ 36,607,814	$ 6,091,326	$ -	$ (1)	$ 2,552,509	$ 100,003	$ -	$ -	$ 210,911,508
Deferred Income Taxes (Assets)	$ 9,598,923	$ (1,866,981)		$ 33,025	$ 127,969	$ -	$ (108,351)	$ (794,126)	$ 8,388,413	$ -	$ -	$ (65,360,962)
Liabilities Subject to Compromise
Debt	$ 619,405,721	$ -	$ -	$ 354,574,642	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 2,889,793,980
Affiliate Debt	$ -	$ 100,912,003	$ 346,410,436	$ 565,689,946	$ 142,801,139	$ -	$ -	$ -	$ -	$ -	$ -	$ 3,875,424,164
Accounts Payable	$ -	$ -	$ -	$ 34,075,272	$ 1,125,914	$ -	$ -	$ 55,012	$ -	$ 213,841	$ -	$ 150,614,151
Other	$ -	$ -	$ -	$ 68,585,536	$ 37,820,954	$ -	$ -	$ -	$ -	$ -	$ -	$ 480,958,322
Total Liabilities	$ 644,462,478	$ 99,490,306	$ 346,410,436	$ 821,118,155	$ 240,983,697	$ -	$ 16,036	$ (401,376)	$ 81,732,199	$ 128,110	$ -	$ 6,506,664,419

Shareholder Equity - Net	$ 190,680,882	$2,737,152,636	$ 1,295,326,171	$ 1,671,527,167	$(225,198,995)	$79,854,839	$7,825,195	$489,161,438	$(76,389,126)	$ 693,805	$ -	$15,258,088,016

Total Liabilities and Shareholders' Equity	$ 835,143,360	$2,836,642,942	$ 1,641,736.607	$ 2,492,645,322	$ 15,694,702	$79,854,839	$7,841,231	$488,760,062	$ 5,343,073	$ 821,915	$ -	$21,764,752,435

NOTE: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee. All information is unaudited and subject to further adjustments.

In re: Abitibibowater Inc., et al., Debtor:	Chapter 11 Case No. 09-11296

MOR-7

Debtor Consolidating Statement of Operations

For the Period April 16, 2009 to May 31, 2009

	AbitibiBowater Inc.	AbitibiBowater US Holding LLC	Donohue Corp.	Abitibi Consolidated Sales Corporation	Abitibi-Consolidated Alabama Corporation	Alabama River Newsprint Company	Abitibi-Consolidated Corporation	Augusta Woodlands, LLC	Tenex Data Inc.	Abitibi- Consolidated Finance LP
	09-11296	09-11297	09-11298	09-11299	09-11300	09-11301	09-11302	09-11303	09-11304	09-11305
Statement of Operations
Sales – Net	$ -	$ -	$ -	$ 137,321,701	$ (46,389)	$ (45,924)	$ 45,946	$ -	$ -	$ -
Cost of Sales	$ -	$ -	$ -	$ 137,929,672	$ (45,924)	$ 4,288,442	$ 5,444,821	$ -	$ -	$ -
Gross Profit (Loss)	$ -	$ -	$ -	$ (607,972)	$ (465)	$ (4,334,366)	$ (5,398,876)	$ -	$ -	$ -
Operating Expenses
Selling, General and Administrative	$ 1,532,905	$ -	$ -	$ 1,503,979	$ -	$ -	$ -	$ -	$ -	$ -
Research and Development	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Restructuring and Other Costs	$ 6,700,000	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Operating Expenses	$ 8,232,905	$ -	$ -	$ 1,503,979	$ -	$ -	$ 25	$ -	$ -	$ -

Operating Income (Loss)	$ (8,232,905)	$ -	$ -	$ (2,111,950)	$ (465)	$ (4,334,366)	$ (5,398,901)	$ -	$ -	$ -

Interest Income (Expense)	$ (36,777,400)	$ (27,872,713)	$ 629,369)	$ 2,555,593	$ (1,960,929)	$ (360,065)	$ (6,034)	$ -	$ -	$ (13,723)
Other Income (Expense) Net	$ (620,853)	$ -	$ -	$ (5,796,187)	$ -	$ -	$ (3,630)	$ -	$ -	$ 45,559
Equity in Earnings of Subs	$ -	$ -	$ -	$ (353,377)	$ -	$ -	$ -	$ -	$ -	$ -
Income Before Taxes	$ (45,631,158)	$ (27,872,713)	$ (629,369)	$ (5,705,922)	$ (1,961,394)	$ (4,694,431)	$ (5,408,564)	$ -	$ -	$ 131,836

Income Tax Expense	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

Net Income before Discontinued Operations	$ (45,631,158)	$ (27,872,713)	$ (629,369)	$ (5,705,922)	$ (1,961,394)	$ (4,694,431)	$ (5,412,597)	$ -	$ -	$ 31,836
Discontinued Operations	$ -	$ -	$ -	-	$ -	$ -	$ -	$ -	$ -	$ -
Net Income (Loss)	$ (45,631,158)	$ (27,872,713)	$ (629,369)	$ (5,705,922)	$ (1,961,394)	$ (4,694,431)	$ (5,412,597)	$ -	$ -	$ 131,836

NOTE: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee. All information is unaudited and subject to further adjustments.

In re: Abitibibowater Inc., et al., Debtor:	Chapter 11 Case No. 09-11296

MOR-7 (continued)

Debtor Consolidating Statement of Operations

For the Period April 16, 2009 to May 31, 2009

	Bowater Newsprint South LLC	Bowater Newsprint South Operations LLC	Bowater Finance II LLC	Bowater Alabama LLC	Coosa Pines Golf Club LLC	Bowater Incorporated	Catawba Property Holdings LLC	Bowater Finance Company Inc.	Bowater South American Holdings Inc.	Bowater America Inc.	Lake Superior Forest Products Inc.
	09-11306	09-11307	09-11308	09-11309	09-11310	09-11311	09-11312	09-11314	09-11315	09-11316	09-11317
Statement of Operations
Sales - Net	$ -	$ 6,340,692	$ -	$ 36,681,256	$ -	$ 92,993,870	$ -	$ -	$ -	$ 141,633,912	$ -
Cost of Sales	$ -	$ 8,151,873	$ -	$ 37,158,786	$ (1,343)	$ 53,998,679	$ -	$ -	$ -	$ 143,840,876	$ -
Gross Profit (Loss)	$ -	$ (1,811,181)	$ -	$ (477,530)	$ 1,343	$ 48,995,192	$ -	$ -	$ -	$ (2,206,964)	$ -
Operating Expenses
Selling, General and Administrative	$ -	$ (2,162)	$ -	$ 280,654	$ -	$ 16,322,068	$ -	$ -	$ -	$ 27,709	$ -
Research and Development	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Restructuring and Other Costs	$ -	$ -	$ -	$ -	$ -	$ (357,020)	$ -	$ -	$ -	$ -	$ -
Total Operating Expenses	$ -	$ (2,162)	$ -	$ 280,654	$ -	$ 15,965,048	$ -	$ -	$ -	$ 27,709	$ -

Operating Income (Loss)	$ -	$ (1,809,020)	$ -	$ (758,184)	$ 1,343	$ 33,030,144	$ -	$ -	$ -	$ (5,139,445)	$ -

Interest Income (Expense)	$ -	$ (48,751)	$ -	$ (255)	$ -	$ 34,199,325	$ -	$ -	$ -	$ (224)	$ (25)
Other Income (Expense) Net	$ -	$ (8,504)	$ -	$ (485,788)	$ -	$ 5,792,895	$ -	$ -	$ -	$ (2,904,549)	$ 3,480
Equity in Earnings of Subs	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ (195,200)
Income Before Taxes	$ -	$ (1,866,274)	$ -	$ (1,244,227)	$ 1,343	$ 73,022,364	$ -	$ -	$ -	$ (5,139,445)	$ (121,745)

Income Tax Expense	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 31,667	$ -

Net Income before Discontinued Operations	$ -	$ (1,866,274)	$ -	$ (1,244,227)	$ 1,343	$ 73,022,364	$ -	$ -	$ -	$ (5,091,945)	$ (121,745)
Discontinued Operations	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Net Income (Loss)	$ -	$ (1,866,274)	$ -	$ (1,244,227)	$ 1,343	$ 73,022,364	$ -	$ -	$ -	$ (5,091,945)	$ (121,745)

NOTE: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee. All information is unaudited and subject to further adjustments.

In re: Abitibibowater Inc., et al., Debtor:	Chapter 11 Case No. 09-11296

MOR-7 (continued)

Debtor Consolidating Statement of Operations

For the Period April 16, 2009 to May 31, 2009

	Bowater Canada Finance Corporation	Bowater Canadian Holdings Incorporated	AbitibiBowater Canada Inc.	Bowater Canadian Forest Products Inc.	Bowater Maritimes Inc.	Bowater LaHave Corporation	Bowater Canadian Limited	Bowater Nuway Inc.	Bowater Nuway Mid-states Inc.	Bowater Ventures Inc.	AbitibiBowater US Holding 1 Corp.	Grand Total
	09-11319	09-11320	09-11321	09-11322	09-11324	09-11325	09-11326	09-11328	09-11328	09-11330	09-11331
Statement of Operations
Sales - Net	$ -	$ -	$ -	$ 78,384,044	$ (20,297)	$ -	$ -	$ -	$ (101,616)	$ -	$ -	$ 493,187,195
Cost of Sales	$ -	$ -	$ -	$ 83,694,970	$ 299,431	$ -	$ -	$ 58,636	$ 89,824	$ -	$ -	$ 465,008,741
Gross Profit (Loss)	$ -	$ -	$ -	$ (5310,926)	$ (319,728)	$ -	$ -	$ (58,636)	$ (291,439)	$ -	$ -	$ 28,178,454
Operating Expenses
Selling, General and Administrative	$ -	$ -	$ -	$ 4,244,579	$ -	$ -	$ -	$ -	$ 1,906	$ -	$ -	$ 23,911,662
Research and Development	$ -	$ -	$ -	$ (225,486)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ (225,486)
Restructuring and Other Costs	$ -	$ -	$ -	$ (372,178)	$ (8,707)	$ -	$ -	$ -	$ -	$ -	$ -	$ 5,962,096
Total Operating Expenses	$ -	$ -	$ -	$ 3,646,916	$ (8,707)	$ -	$ -	$ -	$ 1,906	$ -	$ -	$ 9,648,272

Operating Income (Loss)	$ -	$ -	$ -	$ (8,957,842)	$ (311,021)	$ -	$ -	$ (58,636)	$ (293,345)	$ -	$ -	$ (1,469,818)

Interest Income (Expense)	$ (264)	$ 90,464	$ (47)	$ 1,600,244)	$ (551,112)	$ (1,526)	$ (4)	$ 524,820	$ -	$ (47)	$ -	$ (32,452,529)
Other Income (Expense) Net	$ (1,099,800)	$ (726,058)	$ (1,854,694)	$ (4,793,757)	$ (15,876,843)	$ -	$ -	$ (25,850)	$ (3,745)	$ -	$ -	$ (28,188,321)
Equity in Earnings of Subs	$ -	$ -	$ -	$ 14,003	$ -	$ -	$ -	$ -	$	$ -	$ -	$ (534,575)
Income Before Taxes	$ (1,100,064)	$ (635,594)	$ (1,854,741)	$ 15,337,840	$ (16,738,975)	$ (1,526)	$ (4)	$ 440,335	$ (297,090)	$ (47)	$ -	$ (62,645,242)

Income Tax Expense	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 31,667

Net Income before Discontinued Operations	$ (1,100,064)	$ (635,594)	$ (1,854,741)	$ (15,337,840)	$ (16,738,975)	$ (1,526)	$ (4)	$ 440,335	$ (297,090)	$ (47)	$ -	$ (62,613,575)
Discontinued Operations	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Net Income (Loss)	$ (1,100,064)	$ (635,594)	$ (1,854,741)	$ (15,337,840)	$ (16,738,975)	$ (1,526)	$ (4)	$ 440,335	$ (297,090)	$ (47)	$ -	$ (62,613,575)

NOTE: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee. All information is unaudited and subject to further adjustment.

In re: Abitibibowater Inc., et al., Debtor:	Chapter 11 Case No. 09-11296

MOR-8

Declaration Regarding the Status of Post-Petition Taxes of the Debtors

As of May 31, 2009

Joel P. Ihrig hereby declares under penalty of perjury:

•

I am the Vice President of Taxation for Abitibibowater Inc, et at., the above-captioned debtors and debtors in possession (collectively, the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business, affairs and books and records.

•	I am authorized to submit this Declaration of behalf of the Debtors.

•	To the best of my knowledge, I certify that the Debtor and all affiliated Debtors have paid all taxes from April 16, 2009, the petition date, through May 31, 2009, the end of this reporting period.

Dated: June 30, 2009	Respectfully submitted,
/s/ Joel P. Ihrig
By: Joel P. Ihrig Title: Vice President Taxation

In re: Abitibibowater Inc., et al., Debtor:	Chapter 11 Case No. 09-11296

MOR-9

Combined Listing of Post-Petition Aged Accounts Payable

As of May 31, 2009

(Dollars in Thousands)

		Number of Days Outstanding
	Notes	0-30	31-60	61-90	Over 90	Totals
Accounts Payable	(1)	$ 16,139	$ 13,748	$ -	$ -	$ 29,887
						0
						0
Total Post-Petition Payables		$ 16,139	$ 13,748	$ -	$ -	$ 29,887

Notes:

(1)

The post-petition accounts payable reported represents open and outstanding trade vendor invoices, based on invoice date, that have been entered into the Debtors' accounts payable system. These amounts do not include any payables based on accruals for which invoices have not been received nor services performed.

In re: Abitibibowater Inc., et al., Debtor:	Chapter 11 Case No. 09-11296

MOR-10

Combined Listing of Aged Accounts Receivable

As of May 31, 2009

(Dollars in Thousands)

		Number of Days Outstanding
	Notes	Current	0-30	31-60	61-90	Over 90	Totals
Accounts Receivable	(1)	$ 213,422	$ 56,115	$ 13,186	$ 8,586	$ 15,332	$ 306,641
Other Receivables	(2) (4)	33,257	0	0	0	25,252	58,509
							0
							0
Totals	(3)	$ 246,679	$ 56,115	$ 13,186	$ 8,586	40,584	$ 365,150

Notes:

(1)	All amounts have been converted to U.S. Dollars.

(2)	Other receivables primarily include:

-- A/R Excise/Commodity Taxes	$2.0 million
-- A/R Black Liquid Fuel Credit Program	$19.2 million
-- A/R Logging/Roads/Bridges Credit	$25.3 million
-- A/R Other	$12.0

(3)

The accounts receivable stated above do not include any provisions for bad debt or amounts due to customers for trade rebates. The allowance for bad debt is approximately $11.4 million, and the trade rebate reserve is approximately $2.7 million.

(4)	The Logging/Roads/Bridges Credit of $25.3 mil relates to 2008 and is expected to be paid in September, 2009.

7

In re: Abitibibowater Inc., et al., Debtor	Chapter 11 Case No. 09-11296

MOR-11

Summary of Debtors Pos-Petition Intercompany Receivables and Payable

		March 31, 2009			May 31, 2009			Change
		Intercompany	Intercompany		Intercompany	Intercompany		Intercompany	Intercompany
Case	Debtor Entity	Balances	Notes	Total	Balances	Notes	Total	Balances	Notes	Total

09-11296	AbitibiBowater Incorporated	$ (64,988,470)	$ (345,811,671)	$ (410,800,141)	$ (69,214,581)	$ (345,398,524)	$ (414,613,105)	$ (4,226,111)	$ 413,147	$ (3,812,964)
09-11297	AbitibiBowater US Holding LLC	$ -	$ (784,698,055)	$ (784,698,005)	$ -	$ (780,291,273)	$ (790,291,273)	$ -	$ (5,593,218)	$ (5,593,218)
09-11298	Donohue Corp.	$ (35,660,273)	$ 19,492,525	$ 483,832,252	$ (35,670,858)	$ 519,028,391	$ 483,357,533	$ (10,585)	$ (464,134)	$ (474,719)
09-11299	Abitibi Consolidated Sales Corporation	$ 42,521,643	$(188,078,290)	$ (145,556,647)	$ (14,704,410)	$ (184,221,362)	$ (198,925,772)	$ (57,226,053)	$ 3,856,928	$(53,369,125)
09-11300	Abitibi-Consolidated Alabama Corporation	$ 6,153,379	$(250,649,117)	$ (244,495,738)	$ 6,150,997	$ (253,247,307)	$ (247,096,310)	$ (2,382)	$ (2,598,190)	$ (2,600,572)
09-11301	Alabama River Newsprint Company	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
09-11302	Abitibi-Consolidated Corporation	$ (272,303,318)	$ 52,000,000	$ (20,303,318)	$ (274,054,997)	$ 52,000,000	$ (222,054,997)	$ (1,751,679)	$ -	$ (1,751,679)
09-11303	Augusta Woodlands, LLC	$ $4,371,680	$ 40,000,000	$ 44,371,680	$ 4,371,680	$ 40,000,000	$ $44,371,680	$ -	$ -	$ -
09-11304	Tenex Data Inc.	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
09-11305	Abitibi- Consolidated Finance LP	$ 14,168,369	$ 36,309,545	$ 50,477,914	$ 14,168,539	$ 36,309,799	$ 50,478,338	$ 170	$ 254	$ 424
09-11306	Bowater Newsprint South LLC	$ (20,773,264)	$ -	$ (20,773,264)	$ (20,800,000)	$ -	$ (20,800,000)	$ (26,736)	$ -	$ (26,736)
09-11307	Bowater Newsprint South Operations LLC	$ (22,935,836)	$ -	$ (22,935,836)	$ (24,081,629)	$ -	$ (24,081,629)	$ (1,145,793)	$ -	$ (1,145,793)
09-11308	Bowater Finance II LLC	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
09-11309	Bowater Alabama LLC	$ 123,704,597	$ -	$ 123,704,597	$ 138,812,149	$ -	$ 138,812,149	$ 15,107,552	$ -	$ 15,107,552
09-11310	Coosa Pines Golf Club LLC	$ $224,694	$ -	$ 224,694	$ 190,995	$ -	$ 190,995	$ (33,699)	$ -	$ (33,699)
09-11311	Bowater Incorporated	$ 60,426,475	$ 638,842,976	$1,239,269,451	$ 516,671,090	$693,779,434	$ 1,210,450,524	$ (83,755,385)	$ 54,936,458	$ (28,818,927)
09-11312	Catawba Property Holdings LLC	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
09-11314	Bowater Finance Company Inc.	$ 11,188	$ 30,060,355	$ 30,071,543	$ 11,188	$ 30,060,355	$ 30,071,543	$ -	$ -	$ -
09-11315	Bowater South American Holdings Inc.	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
09-11316	Bowater America Inc.	$ (29,839,256)	$ -	$ (729,839,256)	$ (733,406,296)	$ -	$ (733,406,296)	$ (3,567,040)	$ -	$ (3,567,040)
09-11317	Lake Superior Forest Products Inc.	$ (77,581,143)	$ -	$ (77,581,143)	$ (77,530,184)	$ -	$ (77,530,184)	$ 50,959	$ -	$ 50,959
09-11319	Bowater Canada Finance Corporation	$ (395,972)	$ -	$ (395,972)	$ (15,419,258)	$ -	$ (15,419,258)	$ (15,023,286)	$ -	$ (15,023,286)
09-11320	Bowater Canadian Holdings Incorporated	$ 391,645	$ (51,341,206)	$ (50,949,561)	$ (42,542)	$ (51,472,050)	$ (51,514,592)	$ (434,187)	$ (130,844)	$ (565,031)
09-11321	AbitibiBowater Canada Inc.	$ (4,932,000)	$(329,334,714)	$ (334,266,714)	$ (5,204,325)	$(329,334,714)	$ (334,539,039)	$ (272,325)	$ -	$ (272,325)
09-11322	Bowater Canadian Forest Products Inc.	$ 304,740,524	$ (12,272,414)	$ 292,468,110	$ 424,261,751	$ (45,985,314)	$ 378,276,437	$ 119,521,227	$ (33,712,900)	$ 85,808,327
09-11324	Bowater Maritimes Inc.	$ (50,979,322)	$(123,916,667)	$ (50,437,125)	$ (50,437,125)	$(142,801,139)	$ (193,238,264)	$ 542,197	$ (18,884,472)	$ (18,342,275)
09-11325	Bowater LaHave Corporation	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
09-11326	Bowater Canadian Limited	$ (11,900)	$ -	$ (11,900)	$ (13,743)	$ -	$ (13,743)	$ (1,843)	$ -	$ (1,843)
09-11328	Bowater Nuway Inc.	$ 2,702,627	$ 482,605,353	$ 485,307,980	$ 2,572,302	$ 483,363,643	$ 485,935,945	$ (130,325)	$ 758,290	$ 627,965
09-11329	Bowater Nuway Mid-states Inc.	$ (72,575,089)	$ -	$ (72,575,089)	$(72,925,591)	$ -	$ (72,925,591)	$ (350,502)	$ -	$ (350,502)
09-11330	Bowater Ventures Inc.	$ (128,110)	$ -	$ (128,110)	$ (128,110)	$ -	$ (128,110)	$ -	$ -	$ -
09-11331	AbitibiBowater US Holding 1 Corp.	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
		$ -	$ -		$ -	$ -
	Canadian Debtors	$ 298,142,606	$360,145,231	$ 658,287,837	$ 336,448,829	$ 360,615,908	$697,064,737	$ 38,306,223	$ 470,677	$ 38,776,900
		$ -	$ -		$ -	$ -
	Non-Filing Companies	$ (44,455,474)	$(73,353,851)	$(117,809,325)	$(50,025,871)	$ (72,405,847)	$(122,431,718)	$ (5,570,397)	$ 948,004	$ (4,622,393)

	Total	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ (0)	$ -

In re: Abitibibowater Inc., et al., Debtor:	Chapter 11 Case No. 09-11296

MOR-12

Debtors’ Questionnaire

For the Period April 16, 2009 to May 31, 2009

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business		X
this period? If yes, provide an explanation below.

2. Have any funds been disbursed from any account other than a debtor in		X
possession account this reporting period? If yes, provide an explanation below.

3. Have all post-petition tax returns been timely filed? If no, provide an explanation	X
below.

4. Are workers compensation, general liability and other necessary Insurance	X
coverage in effect? If no, provide an explanation below.

5. Has any bank account been opened during the reporting period? If yes, provide	X
documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local
Rule 4001-3.

See MOR-12a for new account listing.

In re: Abitibibowater Inc., et al., Debtor:	Chapter 11 Case No. 09-11296

MOR-12a

Supplement to Debtors’ Questionnaire

For Period April 16, 2009 to May 31, 2009

Listing of bank accounts opened during the reporting period.

Debtor	Bank Name	Date Opened
Debtor 09-11319, Bowater Canada Finance Corp	Wachovia 2003206897892 USD	May 2009